Supplement to the
Fidelity Advisor® Utilities Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Utilities Fund and Utilities Portfolio pursuant to which Fidelity Advisor® Utilities Fund would be reorganized on a tax-free basis with and into Utilities Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Utilities Fund would receive, respectively, corresponding shares of Utilities Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Utilities Fund in exchange for corresponding shares of Utilities Portfolio equal in value to the net assets of Fidelity Advisor® Utilities Fund and the assumption by Utilities Portfolio of all of the liabilities of Fidelity Advisor® Utilities Fund. After the exchange, Fidelity Advisor® Utilities Fund will distribute the Utilities Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Utilities Fund. As a result, shareholders of Fidelity Advisor® Utilities Fund will become shareholders of Utilities Portfolio (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 17, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Utilities Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
Douglas Simmons no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Portfolio Manager) has managed the fund since 2024.
AFUG-SUSTK-0725-106 1.9880400.106	July 22, 2025